Supplement to Prospectus dated May 1, 2004 for M’s Versatile Product
Flexible Premium Variable Life Insurance Policies (the “policies”)
Issued by Pacific Life Insurance Company

Your policy’s accumulated value: Persistency credit is	The following replaces the disclosure under Your policy’s accumulated value: Persistency credit:
revised

Persistency credit	Your policy may be eligible for a persistency credit. Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit.

Policies issued prior to May 1, 2001 (prior to February 26, 2003 if issued in New Jersey) may be credited 0.10% annually starting on the 16th policy anniversary, and up to 0.20% annually starting on the 21st policy anniversary.

Policies issued after April 30, 2001 (after February 25, 2003 if issued in New Jersey) may be credited 0.20% annually starting on the 16th policy anniversary, and up to 0.30% annually starting on the 21st policy anniversary.

Supplement dated November 1, 2004

Form No. 15-26373-00

Supplement to the Statement of Additional Information Dated May 1, 2004 for
M’s Versatile Product Flexible Premium Universal Life Insurance Policies
Issued by Pacific Life Insurance Company

The sixth paragraph of Distribution Arrangements is replaced with:

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 10% of first target premium and, retroactive to January 1, 2004, 1% of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

Supplement dated November 1, 2004

Form No. 15-26394-00